UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2020

IAA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38580	83-1030538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Westbrook Corporate Center, Suite 500 Westchester, Illinois		60154
(Address of principal executive offices)		(Zip Code)

(708) 492-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IAA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2020 annual meeting of stockholders (the “Annual Meeting”) of IAA, Inc. (the “Company”) was held on June 17, 2020. At the Annual Meeting, the Company’s stockholders (i) elected the three Class I director nominees identified in the table below to the Board of Directors to serve until the Company’s 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified, (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers, (iii) approved, on an advisory basis, a one year frequency for future advisory votes on the Company’s named executive officer compensation, and (iv) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2020.

Set forth below are the final voting tallies for the Annual Meeting:

Election of Directors

	For	Against	Abstain	Broker Non-Votes
John W. Kett	115,355,728	305,624	22,540	5,480,759
Peter H. Kamin	111,569,252	4,091,126	23,514	5,480,759
Lynn Jolliffe	114,605,331	1,037,223	41,338	5,480,759

Advisory Approval of Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
114,206,580	952,840	524,472	5,480,759

Advisory Approval of the Frequency of Future Advisory Votes on Named Executive Officer Compensation

1 Year	2 Years	3 Years	Abstain
114,147,710	18,368	1,483,949	33,865

After considering the results of the advisory vote on the frequency of future advisory votes on the Company’s named executive officer compensation at the Annual Meeting, the Company’s Board of Directors determined that the Company will hold an advisory vote on named executive compensation annually until the next required vote on the frequency of such votes.

Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain
121,120,411	23,008	21,232

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAA, INC.

Date: June 18, 2020	By:	/s/ Sidney Peryar
	Name:	Sidney Peryar
	Title:	Executive Vice President, Chief Legal Officer & Secretary